                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported): May 1, 2002


                           PENWEST PHARMACEUTICALS CO.
             (Exact Name of Registrant as Specified in its Charter)


                                   Washington
                 (State or Other Jurisdiction of Incorporation)


          000-23467                                       91-1513032
  (Commission File Number)                     (IRS Employer Identification No.)


                     2981 Route 22, Patterson, NY 12563-2335
               (Address of Principal Executive Offices) (Zip Code)


                                 (845) 878-3414
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS.

On May 1, 2002, Penwest Pharmaceuticals Co. (the "Company") announced its results for the first quarter ended March 31, 2002.

A copy of the press release announcing the foregoing results has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.



ITEM 7.  EXHIBITS

99.1 Press release dated May 1, 2002 regarding results for the first quarter ended March 31, 2002.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 7, 2002                        PENWEST PHARMACEUTICALS CO.
                                          (Registrant)



                                          By: /s/ Jennifer L. Good
                                             -----------------------------------
                                             Jennifer L. Good
                                             Senior Vice President, Finance, and
                                             Chief Financial Officer

                                INDEX TO EXHIBITS

EXHIBIT NO.         DESCRIPTION
-----------         -----------

99.1 Press release dated May 1, 2002 regarding results for the first quarter ended March 31, 2002.